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                                                                   EXHIBIT 10.14

                             UNIT PURCHASE AGREEMENT


     THIS UNIT PURCHASE AGREEMENT (this "Agreement") is entered into as of this 6th day of March, 2000 between AutoTrader.com, LLC, a Delaware limited liability company (the "Company"), and eBay, Inc., a Delaware corporation (the "Purchaser").

                                    RECITALS:

     A. Manheim ATC, Inc., ADP, Inc., LTM Company L.P., ATC Holdings, Inc., and KPCB Holdings, Inc, as nominee, are parties to (i) that certain Amended and Restated Limited Liability Company Agreement, dated as of August 20, 1999 and as amended (the "LLC Agreement"), with respect to the Company, and (ii) that certain Amended and Restated Registration Rights Agreement, dated as of August 20, 1999 (the "Registration Rights Agreement").

     B. The Company has authorized the issuance and sale to the Purchaser of 1,207,425 Class A Units (as defined in the LLC Agreement), and the Purchaser desires to subscribe for and purchase such Class A Units, all on and subject to the terms and conditions set forth below.

     In consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   DEFINITIONS

     All capitalized terms which are not defined herein shall have the meanings set forth in the LLC Agreement.

2.   ISSUANCE AND SALE OF UNITS; GOVERNING DOCUMENTS

     2.1 Sale of Units. Upon the terms and subject to the conditions set forth herein, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company, 1,207,425 Class A Units (the "Purchase Units") for an aggregate cash purchase price of $9,237,000 (the "Purchase Price").

     2.2 Governing Documents. The Purchaser hereby agrees, for the benefit of the Company and its Members, to be bound by all of the terms, obligations, conditions and agreements set forth in the LLC Agreement and the Registration Rights Agreement that are applicable to the Purchase Units, as if it were a party to each such agreement.

3.   CLOSING; DELIVERY

     3.1. Closing. The closing of the purchase and sale of the Purchase Units hereunder (the "Closing") shall be held at the offices of Dow, Lohnes & Albertson, PLLC, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, at 10:00 A.M. on March 6,


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2000, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (the "Closing Date").

     3.2. Delivery. At the Closing, the Company will deliver to the Purchaser such documents as are necessary to effect the admission of the Purchaser as a "Member" of the Company as such term is defined in the LLC Agreement and to add the Purchaser as an additional "Holder" as such term is defined in the Registration Rights Agreement, against payment by the Purchaser by wire transfer of the Purchase Price to the Company. The Company and the Purchaser shall each take such additional actions and execute and deliver such additional agreements and other instruments and documents as are necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms.

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchaser to enter into this Agreement, the Company represents and warrants to the Purchaser that the statements in this Article 4 are correct and complete as of the date of this Agreement.

     4.1. Organization, Good Standing Qualification and Subsidiaries. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite limited liability company power and authority (a) to execute and deliver this Agreement, (b) to issue and sell the Purchase Units, and to carry out the provisions of this Agreement, and (c) to conduct its business as presently conducted and as proposed to be conducted. The Company is duly qualified and is in good standing in each jurisdiction where the failure to be so qualified would have a material and adverse effect on the business, properties, operations or financial condition of the Company. The Company has no subsidiaries, participates in no joint ventures, and does not own or control or have a commitment to purchase or acquire, directly or indirectly, any equity interest in any entity.

     4.2. Authorization and Binding Obligation. All action on the part of the Company, its Management Committee and Members necessary for the authorization, execution, delivery and performance of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale, issuance and delivery of the Purchase Units has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. The Purchase Units are not subject to any preemptive rights or rights of first refusal, except for such preemptive rights as have been waived hereunder solely for purposes of this transaction or as set forth in the LLC Agreement.


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     4.3. Absence of Conflicting Agreements; Noncontravention. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby (with or without the giving of notice, the lapse of time or both): (a) will not conflict with or result in any violation or default of any provision of the Certificate of Formation or LLC Agreement of the Company; (b) will not conflict with, result in a breach of, or constitute a default under, any applicable law, rule or regulation, judgment, order, ordinance, injunction or decree of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, franchise, certificate, license or permit to which the Company is a party or may be bound or by which its business or assets are affected. Assuming the accuracy of the representations of the Purchaser set forth in Article 5 hereof, no consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Purchase Units.

     4.4. Membership Interests and Capital Accounts. Schedule 4.4 is a true and complete list of the Company's Members and their respective Membership Interests, Capital Accounts and Unit holdings immediately prior to and immediately after the Closing. All issued and outstanding Units representing the Company's Membership Interests (a) have been duly authorized and validly issued and (b) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as provided in the LLC Agreement and the exhibits thereto, the Company is not a party to any outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy, voting or member agreements, nor are there any other agreements of any kind to which the Company is a party or, to its knowledge, which apply to the purchase or acquisition of any of its securities. Except as provided in the Registration Rights Agreement, the Company is not presently under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     4.5. Financial Statements. The Company has delivered to the Purchaser the following financial statements (collectively, the "Financial Statements"): (a) the unaudited balance sheet and statement of operations and cash flows for the Company as of and for the fiscal year ended December 31, 1998, and (b) the unaudited balance sheet (the "Balance Sheet") and statement of operations and cash flows for the Company as of and for the fiscal year ended December 31, 1999. The Financial Statements (a) are in accordance with the books and records of the Company (which books and records are complete and correct in all material respects), (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and (c) fairly present the financial condition and operating results of the Company as of the dates and during the periods indicated therein, except that the unaudited Financial Statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein and are


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subject to normal recurring year-end audit adjustments which are not, individually or in the aggregate, expected to be material.

     4.6. Absence of Undisclosed Liabilities. Except as set forth on Schedule 4.6, the Company has no material liabilities, contingent or otherwise, other than (a) liabilities shown on the face of the Balance Sheet, (b) liabilities incurred in the ordinary course of business subsequent to December 31, 1999, and
(c) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     4.7. Absence of Certain Changes or Events. Since December 31, 1999, other than as set forth on Schedule 4.7 hereto and other than as set forth in the LLC Agreement, there has not been:

         (a) any change in the assets, liabilities, condition (financial or otherwise), affairs, earnings, business, or operations of the Company, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

         (b) any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty or otherwise;

         (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company, taken as whole;

         (d) any waiver by the Company of a valuable right or of a material debt owed to it;

         (e) any loans made by the Company to its employees, officers or directors other than advances of expenses made in the ordinary course of business;

         (f) any distribution of the assets of the Company or any direct or indirect redemption, purchase or acquisition of any of the Company's Units;

         (g) any labor organization activity or labor trouble;

         (h) any other event or condition of any character which has materially and adversely affected the business, condition, affairs, operations, properties or assets of the Company;

         (i) any material increases in the compensation of any of the Company's employees, officers or directors;


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         (j) any resignation or termination of employment of any officer or key employee of the Company;

         (k) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the business, properties or financial condition of the Company;

         (l) any material change to a Material Contract or material arrangement by which the Company or any of its assets is bound or subject;

         (m) any sale, assignment or transfer of any material patents, trademarks, copyrights, trade secrets or other intangible assets;

         (n) any mortgage, pledge, transfer of a security interest in, or lien created by the Company with respect to any of its material properties or assets; or

         (o) any agreement entered into by the Company to do any of the foregoing matters covered by Sections 4.7(a) through 4.7(n).

     4.8. Title to Properties and Assets; Liens, etc. The Company has good title to, or a valid leasehold interest in, all its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, encumbrance or charge, other than the lien of current taxes, assessments, governmental charges or levies not yet due and payable and the mortgages, pledges, liens, encumbrances and charges set forth in Schedule 4.7 ("Permitted Encumbrances"). The Company does not own, and has never owned, any real property.

     4.9. Intellectual Property.

         (a) The Company owns, free and clear of all security interests, liens, encumbrances or other charges (except for Permitted Encumbrances), or has the valid right to use, all Intellectual Property (as defined below in this Section 4.9) used by it in its business as currently conducted or as currently proposed by it to be conducted. Except as set forth on Schedule 4.9, no other person or entity (other than licensors of software that is generally commercially available, and their respective other licensees, and licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (d) below and their respective other licensees) has any rights to any of the Intellectual Property owned or used by the Company, and, to the knowledge of the Company, no other person or entity is infringing, violating or misappropriating any of the Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations,
(ii) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and URLs, and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for


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registration thereof, (iv) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and (v) other proprietary rights relating to any of the foregoing.

         (b) None of the activities or business conducted by the Company infringes, violates or constitutes a misappropriation of any Intellectual Property of any other person or entity and, to the Company's knowledge, none of the activities or business currently proposed to be conducted by the Company infringes, violates or constitutes a misappropriation of any Intellectual Property of any other person or entity. Other than as set forth on Schedule 4.9, the Company has not received any complaint, claim or notice alleging any such infringement, violation or misappropriation, and to the knowledge of the Company, there is no reasonable basis for any such complaint, claim or notice.

         (c) Schedule 4.9(c) identifies (i) each patent that has been issued or assigned to the Company with respect to any of its Intellectual Property, (ii) each pending patent application that the Company has made with respect to any of its Intellectual Property, and (iii) each copyright registration or application, each trademark registration or application, and each domain name registration or application with respect to the Company's Intellectual Property. The contracts designated on Schedule 4.11 as relating to this Section 4.9(c) include all of the material licenses or other agreements pursuant to which the Company has granted any rights to any third party with respect to any of its Intellectual Property.

         (d) Schedule 4.9(d) identifies each agreement with third parties pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. The contracts designated on Schedule 4.11 as relating to this Section 4.9(d) include additional license agreements and distribution agreements with third parties pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company that is owned by a party other than the Company. Other than license fees for software that is generally commercially available or license fees due to third parties pursuant to the agreements appropriately designated on Schedule 4.9(d) and Schedule 4.11, the Company is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.

         (e) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company's knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by the officers, directors, shareholders and employees of the Company the result of which would be to materially compromise the rights of the Company to apply for or enforce appropriate legal protection of the Company's Intellectual Property.


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         (f) All of the Company's owned Intellectual Property has been created by employees of the Company within the scope of their employment by the Company or by independent contractors of the Company who have executed agreements expressly assigning all right, title and interest in such Intellectual Property to the Company. Except as set forth on Schedule 4.9(f), no portion of the Company's owned Intellectual Property was jointly developed with any third party. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

     4.10. Compliance with Other Instruments. The Company is not in violation of any term of its LLC Agreement, or in any material respect of any term or provision of any material mortgage, evidence of indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to the Company or to which its properties is subject.

     4.11. Material Contracts and Obligations. Schedule 4.11 sets forth a list of all material agreements or commitments of any nature to which the Company is a party or by which it is bound ("Material Contracts"), including without limitation:

         (a) Any agreement which requires future expenditures by the Company in excess of $50,000 or which might result in payments to the Company in excess of $50,000.

         (b) Any employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements.

         (c) Any material distributor or sales representative agreement.

         (d) Any material agreement relating to the acquisition, transfer, distribution, use, development, sharing or license of any technology or Intellectual Property.

         (e) Any material agreement relating to hyperlinks, co-branded sites, affiliations, barters, revenue sharing, advertising sales, data distribution or data acquisition or content.

         (f) Any agreement with any current or former member, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity.

         (g) Any agreement under which the Company is restricted or limited in any material respect from carrying on any business or other services anywhere in the world.

         (h) Any agreement relating to indebtedness for borrowed money or evidencing a security interest or mortgage in the assets of the Company.


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         (i) Any guaranty issued by the Company.

         (j) Any agreement relating to the acquisition, issuance or transfer of any Units or securities of the Company other than the LLC Agreement.

         (k) Any agreement relating to the acquisition or disposition of a material portion of the Company's assets.

         (l) Any agreement for the acquisition of the business or shares of another party.

         (m) Any outstanding offer, commitment or obligation to enter into any agreement of the nature described in subsections (a) through (l) of this Section 4.11.

     The Company or its counsel has delivered or made available to the Purchaser's counsel copies of each of the foregoing agreements. All of such agreements are valid, binding and in full force and effect. Neither the Company, nor, to the Company's knowledge, any other party thereto, is in default of any of its obligations under any of such agreements in a manner which could have a material adverse effect on the Company.

     4.12. Taxes. The amount shown on the Balance Sheet as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type involving or related to the Company is pending or, to the best of the Company's knowledge, threatened. The Company has withheld or collected from each payment made to its partners or employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. The Company qualifies (and has since the date of its formation qualified) and, giving effect to the terms of the LLC Agreement, will qualify immediately after the Closing Date, to be treated as a partnership for federal income tax purposes and none of the Company or any member or any taxing authority has taken a position inconsistent with such treatment.

     4.13. Claims and Legal Actions. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor to the best of the Company's knowledge, is there any threat thereof, except for any proceedings generally affecting the Internet industry). The Company is not a party to or subject to any writ, order, injunction, decree or judgment and there is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to originate.


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     4.14.  Compliance with Laws; Permits. The Company is not nor has it been in violation of (nor would any policy, procedure or practice of the Company be reasonably expected to result in a violation of), or delinquent in respect to, any statute, rule, regulation, order, restriction, decree, arbitration award, or any agreement with, or any license or permit from, any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of the Company's business or the ownership of its properties which violation has or would reasonably be expected to materially and adversely affect the business, assets, liabilities, financial condition, operations of the Company. Without limiting the foregoing, the Company is not nor has it been in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such applicable statute, law or regulation. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company, and the Company has no knowledge or belief that it will not be able to obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted under the Company's current business plan. The Company is not in default in any material respect under such franchises, permits, licenses or other similar authority.

     4.15. Employees; Employee Benefits. To the best of the Company's knowledge, no employee or consultant of the Company is in violation of any material term of any employment contract or any other contract or agreement relating to the relationship of any employee or consultant with the Company or any other party because of the nature of the business conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees and there is no strike or labor dispute or union organization activities threatened or pending. The Company has not received notice and has no knowledge otherwise that any key employee of the Company has any plans to terminate his or her employment with the Company, nor does the Company have a present intention, except as previously disclosed to the Purchaser by the Company, to terminate the employment of any key officer. Except as set forth on
Schedule 4.15, the Company does not have any deferred compensation, pension, profit sharing, bonus, insurance, severance or other similar employee benefit plan or obligation covering any of its employees or any plan subject to the Employee Retirement Income Security Act of 1974. The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws relating to employment. Except for Schedule 4.15, the Company's obligations to its independent contractors or consultants are limited to payment of fees for services rendered. Except as may be set forth in Schedule 4.15, subject to the general principles related to wrongful termination, the employment of each officer and employee of the Company is terminable at the will of the Company.

     4.16. Insurance. The Company maintains or is covered by valid policies of workers' compensation insurance, directors' and officers' liability insurance, and of insurance with respect to its properties and business of the kinds and in the amounts that the Company believes is reasonable, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.


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     4.17.  Brokers or Finders; Other Offers. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

     4.18. Related-Party Transactions. Except as set forth on Schedule 4.18, to the Company's knowledge, no member, Broad Affiliate of a member (as defined below), manager or officer of the Company (each, a "Related Party") has any direct or indirect ownership interest in any firm or corporation with which the Company has a material business relationship (or any firm or corporation that competes with the Company), nor does any such Related Party receive any material benefit from any material contract with the Company (other than such contracts as relate to any such person's ownership interest in the Company). For the purposes of this Section 4.18, "Broad Affiliate" has the meaning given such term in the LLC Agreement.

     4.19. No Bankruptcy. The Company is not bankrupt or insolvent, nor is it a party to any current or threatened bankruptcy, insolvency or similar proceeding.

     4.20. No Guarantees. The Company has not guaranteed the obligations or liabilities of any other person, firm or corporation.

     4.21. Veracity. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein, in light of all the circumstances under which they were made, not misleading, and there is no fact or condition known to the Company which has not been disclosed in writing to the Purchaser that has had or would reasonably be likely to have a material adverse effect on the Company's ability to perform its material obligations under this Agreement.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     In order to induce the Company to enter into this Agreement, the Purchaser represents and warrants to the Company that the statements contained in this
Article 5 are correct and complete as of the date of this Agreement.

     5.1. Authorization. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. All consents necessary, if any, to authorize the Purchaser to enter into this Agreement have been obtained.

     5.2. Experience. The Purchaser has substantial experience in evaluating and investing in private placement transactions so that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the Company. The Purchaser, by reason of


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its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Units hereunder.

     5.3. Investment. The Purchaser is acquiring the Purchase Units for investment for the Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Units to be purchased have not been, and may not be, registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state ("Blue Sky Laws") by reason of a specific exemption or exemptions from the registration provisions of the Securities Act or Blue Sky Laws which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein.

     5.4. Accredited Investor. The Purchaser represents that it is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

     5.5. Rule 144. The Purchaser acknowledges that the Units must be held indefinitely unless subsequently registered under the Securities Act and applicable Blue Sky Laws or an exemption from such registration is available.

     5.6. Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

6.   CONDITIONS TO PURCHASER'S OBLIGATIONS.

     The Purchaser's obligation to purchase the Purchase Units at the Closing is subject to the fulfillment as of the Closing of the following conditions:

     6.1. Authorization. All action on the part of the Company, its Management Committee and Members necessary for the authorization, execution, delivery and performance of this Agreement, the authorization, sale, issuance and delivery of the Purchase Units, and the performance of all of the Company's obligations hereunder shall have been taken in accordance with and as required by the Company's LLC Agreement.

     6.2. Representation and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The President of the Company shall deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Sections 6.1 through 6.3 have been fulfilled.

     6.3. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Company on or prior to the Closing shall have been performed or complied with in all material respects.


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     6.4.  Opinion of Company's Counsel. The Purchaser shall have received from
Dow, Lohnes & Albertson, PLLC, an opinion addressed to it dated the Closing, in the form attached hereto as Exhibit A.

     6.5. Consents and Waivers. The Company shall have obtained any and all material consents (including but not limited to governmental or regulatory consents or approvals) permits and waivers applicable to the Company necessary or appropriate for the consummation of the transactions contemplated by this Agreement.

7.   MISCELLANEOUS

     7.1. Restrictions on Transfer. The Purchaser acknowledges and agrees that the Purchase Units shall be subject to the restrictions on sale of Units contained in Section 11.1 of the LLC Agreement.

     7.2. Survival. All representations, warranties and covenants contained in this Agreement shall be deemed continuing representations, warranties and covenants and shall survive the Closing; provided that the representations and warranties shall survive until the earlier of (a) the first anniversary of the Closing or (b) the date upon which the Securities and Exchange Commission first declares effective any registration statement with respect to any class of securities of the Company (or its corporate successor).

     7.3. Notices. All notices and other communications hereunder shall be (a) in writing; (b) delivered by telecopy, by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested; (c) deemed given on the date and at the time shown on the telecopy confirmation of receipt (if delivered by telecopy), on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail); and (d) addressed to the parties at their addresses specified on the signature page to this Agreement (or at such other address for a party as shall be specified by like notice).

     7.4. Waiver. Any waiver of any terms or conditions of this Agreement shall be in writing and shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or of any other provision of this Agreement.

     7.5. Captions; Partial Invalidity. The captions, section numbers and index appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Agreement, nor in any way affect this Agreement.

     7.6. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be


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

necessary to produce more than one complete set of such counterparts. Any counterpart of this Agreement which has attached to it separate signature pages, which together contain the signatures of all parties hereto, shall for all purposes be deemed a fully executed original.

     7.7. Variations of Pronouns; Number; Gender. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

     7.8. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to its conflict of laws provisions. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

     7.9. Third Parties. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any employee or creditor of any party hereto, nor any other person not a party hereto.

     7.10. Entire Agreement. This Agreement and exhibits attached hereto shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect; and there are no restrictions, agreements, representations, warranties, arrangements, or undertakings, oral or written, between or among the parties relating to the transactions contemplated hereby which are not fully expressed or referred to herein. This Agreement cannot be changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

     7.11. Benefit and Binding Effect. Other than in connection with a pledge, assignment or other transfer of all or any of its interest in the Company that is permitted by the LLC Agreement, none of the parties hereto may assign the rights under or delegate any duties under this Agreement without the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     7.12. Expenses. Except as otherwise expressly provided, the Company and the Purchaser shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby.

     7.13. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                    COMPANY:

                                    AUTOTRADER.COM, LLC.


                                    By: /s/ Victor A. Perry, III
                                       -----------------------------
                                    Name: Victor A. Perry, III
                                         ---------------------------
                                    Title: President and Chief
                                           Executive Officer
                                          --------------------------

                                    Address for Notices:

                                    5775 Peachtree Dunwoody Road
                                    Suite A-200
                                    Atlanta, Georgia 30342
                                    Attention: Victor A. Perry, III
                                    Facsimile: (404) 843-7412

                                    PURCHASER:

                                    eBay, Inc.


                                    By: /s/ Brian Swette
                                       -----------------------------
                                    Name: Brian Swette
                                         ---------------------------
                                    Title: Chief Operating Officer
                                          --------------------------

                                    Address for Notices:

                                    2125 Hamilton Avenue
                                    San Jose, California 95125
                                    Attention: General Counsel
                                    Facsimile: 408-558-7514


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